U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                   AMENDMENT 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 28, 2003


                      Barrington Foods International, Inc.
             (Exact name of registrant as specified in its charter)


            Nevada                    0-25523                    33-0843633
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)


5275 Arville Street, Suite 500, Las Vegas, NV                      89118
   (Address of principal executive offices)                      (Zip Code)


             Registrant's Phone: (702) 307-3810 Fax: (702) 307-3816


                                 Not Applicable
         (Former name or former address, if changed, since last report)

ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Effective February 28, 2003, the independent accountants who were previously engaged as the principal accountants to audit the Registrant's financial statements, Stonefield Josephson, Inc. (SJI), were dismissed. The Board of Directors approved this dismissal. A prior independent accountant (prior to SJI) conducted the audit of the Registrant's financial statements for the year ending December 31, 2001. Subsequent to the 10-K for December 31, 2001 report being filed, an 8-K report was filed wherein SJI was designated as the Company's auditor. However, SJI never performed any auditing functions for the registrant. SJI did perform the 10-Q reviews for 2002 Consequently SJI never issued an opinion regarding the Company's financial condition.

          During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with the former accountants, SJI, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the past two years the principal accountant's reports have not contained any adverse opinion or disclaimer of opinion, or were modified as to uncertainty, audit scope or accounting principles. Since SJI never performed any auditing functions, there were no reportable events as described in Item 304(a)(1)(iv)(B) 1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountants' dismissal.

     (b) Effective on February 28, 2003, the firm of L.L. Bradford & Company, LLC (LLB&C) was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain LLB&C was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging LLB&C, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter. LLB&C was never consulted during the two most recent fiscal years and the subsequent interim period prior to engagement as auditor for BFI regarding the application of the accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or financial reporting issue. LLB&C was given the opportunity to review this disclosure before it was filed and LLB&C, the new accountant, had no disagreement or comment regarding this filing.

ITEM 7 (c) Exhibits

16.1 Letter regarding Change in Certifying Accountant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Barrington Foods International, Inc.


Date: March 19, 2003                    By: /s/ Rendal Williams
                                            ------------------------------------
                                            Rendal Williams
                                            Chief Executive Officer

                                        3